UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 2003

                            GOLD BOND RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



                Washington                           91-0757753
    (State or other Jurisdiction                  (IRS Employer
         of incorporation)                     Identification  No.)


              10701 Corporate Drive, Suite 293, Stafford, TX 77477
                    (Address of principal executive offices)

         Registrant's telephone number, including area code 281-240-1787

                   1511 South Riegel Court, Spokane, WA 99212
          (Former name or former address, if changed since last report)

Item  1.      Changes  in  Control  of  Registrant.

        On January 8, 2003, we (also referred to as the "Company" and/or "Gold Bond Resources, Inc.") acquired EnerTeck Chemical Corporation ("EnerTeck), a Texas company, pursuant to a share exchange agreement dated December 30, 2002, by and among the Company, EnerTeck and each of the shareholders of EnerTeck. Under the terms of the securities exchange agreement, the shareholders of EnerTeck agreed to transfer all of the issued and outstanding shares of common stock of EnerTeck to the Company in exchange for an aggregate of 50,000,000 shares of common stock, or approximately 75% of the issued and outstanding shares, of the Company.

        The table below sets forth the ownership of each director and officer of the company, all directors and officers of the company as a group, and each beneficial owner of greater than 5% of the outstanding shares of the company as of January 8, 2003.



Name and Address of . .                          . . . .  Amount and Nature
Beneficial Owner. . . . . . . .  Title of Class        of  Beneficial Ownership   Percent of Class
-------------------------------  -----------------------------------------------  ----------------

Dwaine Reese (1) (2)                Common                    25,500,000                38.39%
206 Country Creek Way
Richmond, Texas 77469

Kenneth S. O'Neill (1). . . . .                                   NONE
2001 Holcombe Boulevard
Houston,  Texas 77030

James J. Mullen (1)                                               NONE
802 Campodolcino Drive
Corpus Christi, Texas 78414

Tom Himsel. . . . . . . . . . .     Common                      5,750,000               8.66%
2177 Willow Lake Drive
Greenwood, Indiana 46143

Tom Kaminski. . . . .    . . . . .  Common                      4,500,000               6.78%
2158 Jackson Street
Portage, Indiana 46368-2341

Ken Jackson . . .    . . . . . . .  Common                      4,750,000               7.15%
12818 Chriswood
Cypress, Texas 77429

Gary Aman . . . . .    . . . . . .  Common                      4,500,000               6.78%
6119 Apple Valley Lane
Houston, Texas 77069

Stan Crow . .    . . . . . . . . .  Common                      5,000,000               7.53%
1410 Andover
Livingston, Texas 77351

Parrish Brian  & Co., Inc.. . .     Common                      5,000,000               7.53%
75 Oak Street
Norwood, New Jersey


All directors and executive
officers as a group (3 persons)     Common                     25,500,000               38.39%


(1)     Officer  and  Director.
(2) We have also agreed to issue to this shareholder an additional 10,000,000 shares in consideration of him waiving sales commissions that would be due to him for our future EnerBurn(TM) sales.

     In addition, we have orally agreed to issue an option to Waxtech International, Inc. for it to purchase up to 1,750,000 shares at a price per share equal to the 52-week low bid price prior to the effective date of the share exchange agreement which is January 9, 2003. We have also orally agreed to issue a warrant to Parrish Brian Partners, Inc. (an affiliate of Parrish Brian & Co., Inc.) for it to purchase up to 15,000,000 shares at $.10 per share. Finally, we are presently conducting a private placement of up to 10,000,000 shares of our common stock.

     If all of the shares are issued through the exercise of the aforementioned warrants, the issuance of shares to Dwaine Reese for cancellation of his future commissions and the completion of the entire private placement, we will have a total of 103,169,999 shares outstanding. Currently, we only have 100,000,000 shares authorized. However, the share exchange agreement calls for a one for 10 reverse common stock split to be effected within a reasonable time of closing of the transaction. In connection with this reverse, we will amend our certificate of incorporation. Accordingly, the expected shares to be outstanding after this split will be 10,317,000.

        As a result of the share exchange transaction, we acquired the business of EnerTeck, which is in the business of marketing and distributing a line of diesel fuel additives trademarked under the name EnerBurn(TM).


     After the closing, our previous officers and directors resigned and simultaneously therewith new officers and directors have been appointed.

     Identification  of  Officers  and  Directors  are  as  follows:

Dwaine  Reese.  He is the Chairman of the Board, our Chief Operating Officer and
-------------
Treasurer. From approximately 1975 to 2000, Mr. Reese held various executive, management, sales and marketing positions in the refining and specialty chemical fields with Nalco Chemical Corporation and later Nalco/Exxon Energy Chemicals, LP. In 2000, he founded EnerTeck Chemical Corporation, and has been its chief executive and operating officer since that time. Mr. Reese has been and will continue to devote his full-time to our business.

Kenneth  S.  O'Neill.  Mr. O'Neill is our President and a Director. He has spent
--------------------
over 30 years in the petrochemical industry, including approximately 27 years in
--
varying managerial positions with Shell Chemical Company. Since 1997, Mr. O'Neill has been an executive with Allan F. Dow & Associates, a management consulting firm in the specialty chemical industry. Mr. O'Neill will continue this relationship with the consulting firm, until such time that we will be able to compensate him at a level commensurate with full-time employment. Until such time, Mr. O'Neill will devote as much of his time to our business as he believes is necessary for us to be successful.

James  J.  Mullen. Mr. Mullen is our Executive Vice President - General Counsel,
-----------------
Secretary and a Director. He has over 40 years of legal experience primarily in the areas of intellectual property rights (patents and trademarks), trade regulation, business law, environmental matters, product liability and litigation. Since 1992, Mr. Mullen has been General Patent Counsel -Intellectual Property for Celanese Ltd. Mr. Mullen will continue this relationship with Celanese, until such time that we will be able to compensate him at a level commensurate with full-time employment. Until such time, Mr. Mullen will devote as much of his time to our business as he believes is necessary for us to be successful.

Item  2.                        Acquisition  or  Disposition  of  Assets


        As a result of the transaction described in Item 1 above, the Company acquired all of the issued and outstanding shares of common stock of EnerTeck. EnerTeck is a privately held company that is in the business of marketing and distributing a line of diesel fuel additive products trademarked under the name of EnerBurn(TM).

Item  5.                       Other  Events

(a) On January 89, 2003 our Articles of Exchange were filed with the Secretary of State of the State of Washington and the State of Texas.

(b) On December 17, 2002, we filed a Form S-8 Registration Statement with the SEC in connection with consulting services provided and to be provided to us.


Item  7.               Financial  Statement  and  Exhibits.

        (a)  Financial  Statements  of  Business  Acquired

           To be filed by amendment to this Form 8-K within 60 days from the date hereof.

       (b)  Pro  Forma  Financial  Information

            To be filed by amendment to this Form 8-K within 60 days from the date hereof.

         (c)  Exhibit

10.1 Share Exchange Agreement by and among Gold Bond Resources, Inc., EnerTeck Chemical Corporation and each of the shareholders of EnerTeck dated December 30, 2002.

                                     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GOLD  BOND  RESOURCES,  INC.


Date:  January  23,  2003
                                            By:  /s/  Dwaine  Reese

                                            Name:  Dwaine  Reese


                                            Title:  Chairman  of  the  Board and
Chief  Operating  Officer




EXHIBIT 10.1



     SHARE  EXCHANGE  AGREEMENT

     This Share Exchange Agreement (the "Agreement") is made and entered into this 30th day of December, 2002, by and between Gold Bond Resources, Inc., a Washington corporation ("Gold Bond") and EnerTeck Chemical Corp., a Texas corporation ("EnerTeck").

     RECITALS

     A. Gold Bond is a corporation organized and existing under the laws of the State of Washington and has authorized capital consisting of 100,000,000 shares of $.001par value common stock ("Gold Bond Common Stock"), of which 9,419,999 shares are issued and outstanding.

     B. EnerTeck is a corporation organized and existing under the laws of the State of Texas and has authorized capital stock consisting of 1,000,000 shares of no par value common stock ("EnerTeck Common Stock"), of which 1,000,000 shares are issued and outstanding.

     C. The Boards of Directors of Gold Bond and EnerTeck deem it in the best interests of the shareholders of their respective corporations that Gold
Bond will acquire all of the outstanding shares of EnerTeck Common Stock in exchange for authorized but as yet unissued shares of Gold Bond Common Stock (the "Share Exchange") in accordance with the following terms:

                                    ARTICLE 1
                                 Share Exchange

     1.1 Exchange Ratio. Each outstanding share of EnerTeck Common Stock shall be surrendered in exchange for fifty (50) shares of authorized but as yet unissued Gold Bond Common Stock.

          1.2 Treasury Shares. Any shares of EnerTeck Common Stock held in the treasury of EnerTeck on the Effective Date will not be deemed to be issued or outstanding for purposes of the Share Exchange. Such shares shall automatically be cancelled, and no shares of the Gold Bond Common Stock will be issued in respect of such treasury shares.

     1.3 Fractional Shares. No fractional shares of Gold Bond Common Stock will be issued. In lieu of any fractional share, Gold Bond shall pay the surrendering holder of EnerTeck Common Stock cash equal to the value of the fractional share, based upon the book value of one whole share of EnerTeck Common Stock on the Effective Date.

     Exchange of Shares. On the Effective Date, each holder of one or more shares of EnerTeck Common Stock shall surrender any and all certificates representing such shares to Gold Bond, or its appointed agent, in such manner as Gold Bond shall reasonably and legally require. Upon receipt of any such certificate, Gold Bond will issue in exchange therefore a certificate representing the number of shares of Gold Bond Common Stock the surrendering EnerTeck shareholder is entitled to receive pursuant to the provisions of
Article  1.1,  above.

                                    ARTICLE 2
               Representations and Warranties Regarding Gold Bond

     Gold  Bond  hereby  represents  and  warrants  to  EnerTeck  as  follows:

     2.1 Organization and Qualification. Gold Bond is a corporation duly organized, validly existing and in good standing under the laws of Washington and has the requisite corporate power and authority to carry on its business as it is now being conducted. Gold Bond is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, financial condition or results of operations of Gold Bond taken as a whole (a "Material Adverse Effect"). Copies of the Articles of Incorporation and By-Laws of Gold Bond heretofore delivered to EnerTeck are accurate and complete as of the date hereof.

     2.2 Capitalization. As of the date hereof, the authorized capital stock of Gold Bond consists of 100,000,000 shares of $0.001 par value common stock, of which 9,419,999 Shares are issued and outstanding. Except as set forth in Schedule 2.2, there are no options, warrants, puts, calls or other rights, agreements or commitments of any character whatsoever requiring the issuance, sale, transfer or repurchase by Gold Bond of any shares of capital stock of Gold Bond or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of Gold Bond. All of the outstanding shares of capital stock of Gold Bond have been duly authorized, validly issued and are fully paid and nonassessable and are not subject to, nor were they issued in violation of, any preemptive rights.

     2.3 Authority. Gold Bond has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Gold Bond's Board of Directors, no other corporate proceedings on the part of Gold Bond are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Gold Bond and constitutes the valid and legally binding obligation of Gold Bond enforceable against Gold Bond in accordance with its terms.

     2.4 Financial Statements. The audited financial statements of Gold Bond for the fiscal years ended 2001 and 2002, which have been previously delivered to EnerTeck, present fairly in all material respects the financial position, results of operations and changes in cash flow of Gold Bond as of the dates thereof and for the periods indicated therein in conformity with generally accepted accounting principles (except as otherwise indicated in such financial statements and the notes thereto) on a basis consistent with prior periods. Except as and to the extent set forth on the balance sheet of Gold Bond, at the date thereof, Gold Bond did not have any liabilities or obligations, direct, or indirect, whether accrued, absolute, contingent or otherwise ("Liabilities"), except for Liabilities that will not have a Material Adverse Effect and that will not have a material adverse effect on the ability of Gold Bond to consummate the transactions contemplated hereby.

     2.5 Absence of Certain Changes. Except as contemplated herein or set forth on Schedule 2.5, since July 31, 2002, there has not occurred (i) any material adverse change in the business, financial condition or results of operations of Gold Bond or (ii) any loss or damage to any of the properties of Gold Bond (whether or not covered by insurance) which has had or would be likely to have a Material Adverse Effect. Except as set forth on Schedule 2.5, Gold Bond has not since July 31, 2002:

(a) paid or declared any dividends or other distributions upon its stock or redeemed, purchased or otherwise acquired any of its shares of stock, except as specifically contemplated by this Agreement;

(b) sold, assigned, transferred, mortgaged, pledged, subjected to any material lien, adverse claim or other encumbrance or suffered any material lien, adverse claim or other encumbrance on any of its material tangible or intangible assets, including material copyrights, trademarks trade names, patents and licenses, except in the ordinary course of business;

(c) made any material changes in employee compensation or benefit plans and programs, except in the ordinary course of business and consistent with past employment practices or as required by agreement or law;

(d) entered into any other material transaction, except in the ordinary course of business or as specifically contemplated by this Agreement;

(e) paid or incurred any material obligation or liability (absolute or contingent), except obligations or liabilities incurred in the ordinary course of the operation of its business as carried on at and prior to the date of this Agreement;

(f) Canceled without payment in full or compromised any material claim, notes, loans or obligations or other rights of value receivable from any person, except in the ordinary course of business;

(g) issued or authorized the issuance of additional shares of stock or any options, warrants or rights to acquire any shares of its stock, as the case may be, or made any contribution to the equity capital of any entity.

(h) terminated or made any material amendment to any material contract, lease, license or any other material agreement, except in the ordinary course of business; or

     (i) entered into any agreement or understanding to do any of the foregoing.

     2.6     No  Violations;  Consents.

(a) Neither the execution and delivery of this Agreement by Gold Bond nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof will: (i) violate, conflict with, or result in breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under any of the terms, conditions or provisions of (x) its charter or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation to which Gold Bond or any of its shareholders is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Gold Bond is bound; or (ii) subject to compliance with the statutes and regulations referred to in Section 2.4(b), violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to Gold Bond or any of its shareholders or any of their respective properties or assets (except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations or accelerations , or any consents, approvals or notices which if not given or received, would not have any Material Adverse Effect on the business, financial condition or results of operations of Gold Bond taken as a whole or on the ability of Gold Bond to consummate the transactions contemplated hereby).

(b) There is (i) no legal impediment to Gold Bond's consummation of the transactions contemplated by this Agreement, and (ii) no filing or registration with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by Gold Bond of the transactions contemplated by this Agreement; except (i) for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have any material adverse effect on the business, financial condition or results of operations of Gold Bond taken as a whole or on the ability of Gold Bond to consummate the transactions contemplated hereby, and (ii) for such filings, registration, authorization, consent or approvals as may be required by the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "Hart-Scott-Rodino Act"), and the Washington Business Corporations Act.

     2.7 Litigation. Except as disclosed on Schedule 2.7, there are no actions or suits against Gold Bond or its officers or directors in their capacity as such which are reasonably likely to have a Material Adverse Effect.

     2.8 Taxes. Except as set forth on Schedule 2.8, Gold Bond has timely filed or caused to be timely filed with the appropriate Federal, state, local and foreign governmental agencies, all material tax returns, information returns, forms and reports required to be filed and have timely paid in full all taxes shown to be due on or before the date hereof on such tax returns. For purposes of this Agreement, the term "tax" shall include all interest, penalties and additions to tax related thereto. Except as set forth in 2.8, no material tax liens have been filed and no material claims are being asserted in writing with respect to the assessment or collection of any taxes. Except as set forth in Schedule 2.8, there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material tax returns required to be filed with respect to Gold Bond. The Federal income tax returns of Gold Bond have been examined for all taxable years through the fiscal year ended July 31, 2002. The Federal income tax returns of Gold Bond are not being audited as of the date of the execution of this Agreement. Gold Bond has not made any consent under Section 341(f) of the Code. Any accrued current liability for taxes (which shall not include an accrual for the current portion of and deferred tax assets or liabilities) in the balance sheet of Gold Bond at July 31, 2002 adequately provides for all unpaid taxes relating to the business, assets, and activities of Gold Bond for periods ending on or prior to the date thereof.

     2.9 Brokerage Fees. Except as set forth in Schedules 2.2 or 2.9, Gold Bond has not retained any financial adviser, broker, agent or finder or paid or agreed to pay any financial adviser, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

     2.10 Accuracy of Information Furnished. No statement by Gold Bond contained in this Agreement or furnished to EnerTeck contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.


                      ARTICLE  3
     Representations  and  Warranties  of  EnerTeck

     EnerTeck  hereby  represents  and  warrants  to  Gold  Bond  as  follows:

     3.1 Organization and Qualification. EnerTeck is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power and authority to carry on its business as it is now being conducted. EnerTeck is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, financial condition or results of operations of EnerTeck taken as a whole (a "Material Adverse Effect"). Copies of the Articles of Incorporation and By-Laws, as amended, of EnerTeck previously delivered to Gold Bond are accurate and complete as of the date hereof.

     3.2 Capitalization. As of the date hereof, the authorized capital stock of EnerTeck consists of 1,000,000 shares of no par value common stock, of which 1,000,000 shares are issued and outstanding. There are no options, warrants, puts, calls or other rights, agreements or commitments of any character whatsoever requiring the issuance, sale, transfer or repurchase by EnerTeck of any shares of capital stock of EnerTeck or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of EnerTeck. All of the outstanding shares of capital stock of EnerTeck have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights.

     3.3 Authority. EnerTeck has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. EnerTeck's Board of Directors has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Except for the approval by EnerTeck's shareholders, no other corporate proceedings on the part of EnerTeck are necessary to authorize this Agreement and the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by EnerTeck and constitutes the valid and legally binding obligation of EnerTeck enforceable against EnerTeck in accordance with its terms.

     3.4 Financial Statements. The draft of the audited financial statements of EnerTeck for the year ended September 30, 2002, which have been previously delivered to Gold Bond, present fairly in all material respects the financial position, results of operations and changes in cash flow of EnerTeck as of the dates thereof and for the periods indicated therein in conformity with generally accepted accounting principles (except as otherwise indicated in such financial statements and the notes thereto) on a basis consistent with prior periods. Except as set forth in Schedule 3.4 and except as and to the extent set forth on the balance sheet of EnerTeck at September 30, 2002, EnerTeck did not have any liabilities or obligations, direct, or indirect, whether accrued, absolute, contingent or otherwise ("Liabilities"), except for Liabilities that will not have a Material Adverse Effect and that will not have a Material
Adverse Effect on the ability of EnerTeck to consummate the transactions contemplated hereby.

     3.5 Absence of Certain Changes. Except as contemplated herein or set forth on Schedule 3.5, since September 30, 2002, there has not occurred (i) any material adverse change in the business, financial condition or results of operations of EnerTeck or (ii) any loss or damage to any of the properties of EnerTeck (whether or not covered by insurance) which has had or would be likely to have a Material Adverse Effect. Except as set forth on Schedule 3.5, EnerTeck has not since September 30, 2002:

(a) paid or declared any dividends or other distributions upon its stock or redeemed, purchased or otherwise acquired any of its shares of stock, except as specifically contemplated by this Agreement;

(b) sold, assigned, transferred, mortgaged, pledged, subjected to any material lien, adverse claim or other encumbrance or suffered any material lien, adverse claim or other encumbrance on any of its material tangible or intangible assets, including material copyrights, trademarks trade names, patents and licenses, except in the ordinary course of business;

(c) made any material changes in employee compensation or benefit plans and programs, except in the ordinary course of business and consistent with past employment practices or as required by agreement or law;

(d) entered into any other material transaction, except in the ordinary course of business or as specifically contemplated by this Agreement;

(e) paid or incurred any material obligation or liability (absolute or contingent), except obligations or liabilities incurred in the ordinary course of the operation of its business as carried on at and prior to the date of this Agreement;

(f) canceled without payment in full or compromised any material claim, notes, loans or obligations or other rights of value receivable from any person, except in the ordinary course of business;

(g) issued or authorized the issuance of additional shares of stock or any options, warrants or rights to acquire any shares of its stock, as the case may be, or made any contribution to the equity capital of any entity.

(h) terminated or made any material amendment to any material contract, lease, license or any other material agreement, except in the ordinary course of business; or

     (i) entered into any agreement or understanding to do any of the foregoing.

3.6     No  Violations;  Consents.

(a) Except as set forth in Schedule 3.6, neither the execution and delivery of this Agreement by EnerTeck nor the consummation of the transactions contemplated hereby, nor compliance by EnerTeck with any of the provisions hereof will: (i) violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of EnerTeck under any of the terms, conditions or provisions of (x) its Articles of Incorporation or by-laws or (y) any note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation to which EnerTeck is a party or to which any of its respective properties or assets may be subject or by which EnerTeck is bound;
(ii)  subject  to  compliance  with  the statutes and regulations referred to in
Section 3.6(b), violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to EnerTeck or any of its properties or assets (except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances which, or any consents, approvals or notices which if not given or received, individually or in the aggregate, would not have a Material Adverse Effect); or (iii) subject to compliance with the statutes and regulations referred to in Section 3.6(b), cause the suspension or revocation of any authorization, consent, approval or License (as hereinafter defined) currently in effect which would have a Material Adverse Effect.

(b) (i) there is no legal impediment to EnerTeck's consummation of the transactions contemplated by this Agreement and (ii) no filing or registration with, or authorization, consent or approval of, any public body or authority is necessary for the execution, delivery or consummation by EnerTeck of the transactions contemplated by this Agreement; except (i) for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have a Material Adverse Effect or would not materially adversely affect the ability of EnerTeck to consummate the transactions contemplated hereby, and (ii) for such filings, registration, authorization, consent or approvals as may be required by the provisions of the Hart-Scott-Rodino Act and the California Business Corporations Act.

     3.7 Litigation. Except as disclosed on Schedule 3.7, there are no actions, suits or proceedings pending or, to the knowledge of the management of EnerTeck, threatened against EnerTeck or its officers or directors in their capacity as such which are reasonably likely to have a Material Adverse Effect.

     3.8 Taxes. Except as set forth on Schedule 3.8, EnerTeck has timely filed or caused to be timely filed with the appropriate Federal, state, local and foreign governmental agencies, all material tax returns, information returns, forms and reports required to be filed and have timely paid in full all taxes shown to be due on or before the date hereof on such tax returns. For purposes of this Agreement, the term "tax" shall include all interest, penalties and additions to tax related thereto. Except as set forth in Schedule 3.8, no material tax liens have been filed and no material claims are being asserted in writing with respect to the assessment or collection of any taxes. Except as set forth in Schedule 3.8, there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material tax returns required to be filed with respect to EnerTeck. The Federal income tax returns of EnerTeck are not being audited as of the date of the execution of this Agreement. EnerTeck has not made any consent under Section 341(f) of the Code. Any accrued current liability for taxes (which shall not include an accrual for the current portion of and deferred tax assets or liabilities) in the balance sheet of EnerTeck at September 30, 2002, adequately provides for all unpaid taxes relating to the business, assets, and activities of EnerTeck for periods ending on or prior to the date thereof.

     3.9 Licenses. EnerTeck (the "License Holder") duly holds all licenses, franchises, authorizations, permits, ordinances, certificates, consents and approvals (collectively, the "Licenses") of all governmental or regulatory agencies, whether Federal, state or local, necessary or appropriate to enable it to continue to conduct its business in all material respects as presently conducted. Schedule 3.9 reasonably identifies each material License in effect on the date of this Agreement. Each of the foregoing Licenses is in full force and effect and there are no pending modifications, amendments or revocation proceedings that would have a Material Adverse Effect. All material fees, including material franchise fees, due and payable to governmental authorities pursuant to the Licenses have been paid and no event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof and would have a Material Adverse Effect. The License Holder is in compliance with all of the terms of the Licenses and the operation of its business has been and is being conducted in accordance with all applicable provisions of such Licenses, except in each case for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. The License Holder is not in material default under any License, and there is no material condition, event or occurrence existing, or, to the best of EnerTeck's knowledge after due investigation, any proceeding threatened or being conducted, which would cause the termination, suspension, cancellation or non-renewal of any of the Licenses and which termination, suspension, cancellation or non-renewal would have a Material Adverse Effect.

     3.10 Intellectual Properties. Schedule 3.10 sets forth a list of all trademarks, trade names, service marks, copyrights or patents that EnerTeck has registered with the United States Patent and Trademark Office and the United States Copyright Office (collectively, "Intellectual Properties"). Except as set forth on Schedule 3.10, no proceedings have been instituted, or, to the knowledge of EnerTeck, are threatened which challenge the validity or the ownership of the Intellectual Properties. The Intellectual Properties owned by EnerTeck are in full force and effect and, to the knowledge of EnerTeck, are valid.

     3.11 Title to its Property. EnerTeck leases or has good and marketable title to real properties and leases or has good title to each of their other material properties and operating assets as are reflected in the balance sheet of EnerTeck or acquired by EnerTeck after such date. In each case the is title free and clear of all liens, claims and encumbrances, other than (i) as set forth on Schedule 3.11 or (ii) such liens, claims and encumbrances as do not materially interfere with the present use of such properties or which do not materially impair the ability of EnerTeck to conduct its business. EnerTeck owns or leases all of the rights, properties and assets for the conduct of its business as presently conducted. Schedule 3.11 contains a brief identification of all real property, categorized by record owner, owned or leased by EnerTeck, including all buildings, plant, improvements or important structures located thereon. To the best of EnerTeck's knowledge, the buildings, plant and improvements located on the premises identified in Schedule 3.11 and the present use thereof, comply with all zoning laws, ordinances and regulations of governmental authorities having jurisdiction thereof, except for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect.

     3.12 Brokerage Fees. Except as set forth in Schedule 3.12, EnerTeck has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

     3.13 Compliance with Laws. Except as previously disclosed to Gold Bond, EnerTeck is in compliance with all federal, state, local and foreign laws, ordinances, rules, regulations and orders currently applicable to the businesses or properties of EnerTeck including, without limitation, all rules, regulations and administrative orders relating to anti-competitive practices, discrimination, employment, health, and safety, except for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. Schedule 3.13 contains a list of all judicial consents, orders or decrees under which EnerTeck is operating or by which it is bound, copies of which have been furnished to Gold Bond.

     3.14 Accuracy of Information Furnished. No statement by EnerTeck contained in this Agreement or provided to Gold Bond contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     ARTICLE  4
     Conduct  of  Business  Pending  the  Share  Exchange

     4.1 Conduct of Business Prior to the Effective Date. Except as set forth on Schedule 4.1, EnerTeck and Gold Bond each covenant and agree that, prior to the Effective Date, unless the other party shall otherwise agree in writing (which agreement shall not be unreasonably withheld or delayed) or as otherwise expressly permitted or specifically contemplated by this Agreement:

(a) The business of EnerTeck shall be conducted only in, and EnerTeck shall not take any action except in, the ordinary course of business, and EnerTeck shall use its best efforts to maintain and preserve its business organization, assets, employees and business relationships; and

(b) The business of Gold Bond shall be conducted only in, and Gold Bond shall not take any action except in, the ordinary course of business, and Gold Bond shall use its best efforts to maintain and preserve its business organization, assets, employees and business relationships.

                                    ARTICLE 5
                              Access to Information

     5.1 Access to Information; Confidentiality. From the date hereof until the Effective Date, Each party hereto shall cause it officers, directors, employees and agents to afford to the other party and to the officers, employees, agents and financing sources of the other party reasonable access during normal business hours to their officers, employees, agents, properties, books records and contracts, and shall furnish the other party all existing financial, operating and other data and information as may be reasonably requested; provided, however, that all such requests shall initially be directed to EnerTeck's executive officers. Gold Bond shall give EnerTeck at least two business days' notice prior to any visit to EnerTeck's facilities.

                              ARTICLE  6
                   Conditions  to  the  Share  Exchange

     6.1 Conditions to the Obligation of Each Party to Effect the Share Exchange. The respective obligations of each party to effect the Share Exchange shall be subject to the fulfillment at or prior to the Effective Date of each of the following conditions:

(a) This Agreement shall have been approved and adopted by the requisite vote of the shareholders of EnerTeck at the meeting referred to in Article 7.1.

(b) The Directors of Gold Bond shall have serially resigned and the vacancies filled by appointment of a Board of Directors consisting of Dwaine Reese as Chairman of the Board and those persons approved by him. Simultaneously therewith, Mr. Reese shall be appointed Chief Operating Officer, who, in turn, shall appoint an interim President for a period up to 60 days thereafter.

(c) The minimum amount of the private placement as described in Schedule 2.2 shall have been sold.

(d) No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (i) make the acquisition or holding by Gold Bond or its affiliates of the shares of EnerTeck Common Stock illegal or (ii) otherwise prevent the consummation of the Share Exchange.

     6.2 Additional Conditions to the Obligation of EnerTeck. The obligation of EnerTeck to effect the Share Exchange is also subject to each of the following conditions:

(a) Gold Bond shall have performed in all material respects each material obligation to be performed by it hereunder on or prior to the Closing.

(b) The representations and warranties of Gold Bond set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Date as if made at and as of such time, except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; provided, however, that the representations and warranties shall be true and correct only to the extent that neither individually nor in the aggregate do the facts underlying the breaches thereof have a material adverse effect on the financial condition, business or results of operations of Gold Bond taken as a whole.

     6.3 Additional Conditions to the Obligations of Gold Bond. The obligations of Gold Bond to effect the Merger are also subject to each of the following conditions:

(a) EnerTeck shall have performed in all material respects each material obligation to be performed by it hereunder on or prior to the Closing.

(b) The representations and warranties of EnerTeck set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Date as if made at and as of such time, except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; provided, however, that the representations and warranties shall be true and correct only to the extent that neither individually nor in the aggregate do the facts underlying the breaches thereof have a Material Adverse Effect.


                                    ARTICLE 7

     7.1 Restricted Shares and Lockup. The Gold Bond Common Stock to be issued in exchange for the Shares of EnerTeck Common Stock are exempt from registration under the Securities Act of 1933, as amended, and, as such are restricted securities. All certificates representing the Gold Bond Common Stock and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend, or one substantially similar thereto:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act."

     7.2 Lockup. Each of the holders of EnerTeck Common Stock shall be required to enter into a Lockup Agreement pursuant to which no shares of Gold Bond Common Stock received in exchange for shares of EnerTeck Common Stock may be sold for a period of 18 months from the Effective Date.

                                    ARTICLE 8

     8.1 Shareholder Approval. This Share Exchange Agreement shall be submitted to the shareholders of EnerTeck for their approval in the manner provided by the corporate laws of Texas, at a meetings to be held on or before January 15, 2003, or such other time as the Boards of Directors of Gold Bond and EnerTeck shall agree. Promptly after the Agreement has been approved by the shareholders of EnerTeck, the officers of each company shall deliver Articles of Share Exchange (a copy of which is attached hereto and by this reference incorporated herein) for filing to their respective Secretary of State, as required under the applicable law.

                                    ARTICLE 9


     9.1 Effective Date. The Share Exchange shall be effective upon the last to occur of the filing of the Articles of Share Exchange with the Secretary of State of the State of Washington and the filing of the Articles of Share Exchange with the Secretary of State of the State of Texas.

                                   ARTICLE 10

     10.1 Termination of Agreement. This Agreement may be abandoned at any time prior to filing of the Articles of Share Exchange, upon a vote of a majority of the Board of Directors of both Gold Bond and EnerTeck. If EnerTeck terminates the Share Exchange without cause, EnerTeck agrees to pay Gold Bond for all fees and costs incurred. For the purposes of this Article, "for cause" shall be deemed to mean a material breach of any of Gold Bond's Representations and Warranties.

                                   ARTICLE 11

     11.1 Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts and copies shall be and constitute an original instrument.

                                   ARTICLE 12

     12.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Washington.

     IN WITNESS WHEREOF, this Share Exchange Agreement has been adopted by the undersigned corporations as of this 30th day of December 2002.


EnerTeck  Chemical  Corp.

By:___________________________________
     Dwaine  Reese,  Chief  Executive  Officer


Gold  Bond

By:____________________________________
     Robert  W.  O'Brien,  Chief  Executive  Officer

  SCHEDULES

GOLD  BOND
----------

2.2  CAPITALIZATION

Gold  Bond  has  committed  to  issue  the  following shares of its common stock

     1. Parrish Brian Partners, Inc. will receive warrant to purchase 15 million shares at $.10/share;

     2. Parrish Brian & Co., Inc. will receive 5,000,000 shares for previously rendered services;

     3. up to 10,000,000 shares will be issued in the private placement (the minimum is 2,000,000 shares);

     4. Parrish Ketchmark will receive 2,000,000 S-8 shares for consulting services;

     5. Waxtech International, Inc., for services previously rendered to Enerteck, has the option to purchase up to 1,750,000 shares at a price per share equal to the 52 week low bid price prior to the effective date of this share exchange agreement; and

     6. 10,000,000 shares to Dwaine Reese in consideration for Mr. Reese waiving his right to receive commissions under an existing agreement with EnerTeck.

2.5  ABSENCE  OF  CERTAIN  CHANGES

As a fee for services rendered to the Company Gold Bond has committed to pay Robert O'Brien and Terrence J. Dunne at closing such cash the Company has on its books after payment of costs and expenses related to this share exchange transaction.

2.7  LITIGATION

None

2.8  TAXES

None

2.9  BROKERAGE  FEES

See  schedules  2.2  and  2.5

ENERTECK
--------

3.2  CAPITALIZATION.

 The following is a list of the EnerTeck Shareholders, including each's name, address, the number of EnerTeck common shares currently held (1) and the number of Gold Bond common shares to be issued to each as a result of the Share Exchange (2).


Dwaine  Reese                         Tom  Himsel
2206  Country  Creek  Way                    2177  Willow  Lake  Drive
Richmond,  Texas  77469                    Greenwood,  Indiana  46143
(1)     510,000  EnerTeck  common  shares          (1)  115,000  EnerTeck common
shares
(2)     25,500,000  Gold  Bond  common  shares                (2) 5,750,000 Gold
Bond  common  shares

Tom  Kaminski                         Ken  Jackson
2158  Jackson  Street                    12818  Chriswood  Drive
Portage,  Indiana  46368-2341               Cypress,  Texas  77429
(1)     90,000 EnerTeck common shares          (1) 95,000 EnerTeck common shares
(2)     4,500,000  Gold  Bond  common  shares          (2)  4,750,000  Gold Bond
common  shares

Gary  Aman                         Stan  Crow
6119  Apple  Valley  Lane                    1410  Andover
Houston,  Texas  77069                    Livingston,  Texas  77351
(1)  90,000  EnerTeck  common shares          (1) 100,000 EnerTeck common shares
(2)  4,500,000  Gold  Bond common shares          (2) 5,000,000 Gold Bond common
shares


3.4  FINANCIAL  STATEMENTS

None

3.5  ABSENCE  OF  CERTAIN  CHANGES

See  Schedule  3.2

3.6  NO  VIOLATIONS:  CONSENTS

None

3.7  LITIGATION

None

3.8  TAXES

NONE

3.9  LICENSES

Fuel  Additive  registrations  with  Environmental  Protection  Agency

1840-01     EC  5805A
1840-002     Enerburn

3.10  INTELLECTUAL  PROPERTY

Registered  Trademark  "EnerBurn"

3.11  TITLE  TO  PROPERTIES

None

3.12  BROKERAGE  FEES

See  Schedule  3.2

3.13  COMPLIANCE  WITH  LAWS

None

4.1  CONDUCT  OF  BUSINESS  PRIOR  TO  THE  EFFECTIVE  DATE

GOLD  BOND

None


ENERTECK

None